As filed with the Securities and Exchange Commission on July 18, 2002

SCHEDULE 14A RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]	Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ____________________________________________________________________________

(5)	Total fee paid: ____________________________________________________________________________

[ ]	Fee paid previously with preliminary materials: ____________________________________________________________________________

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

____________________________________________________________________________

(1)	Amount previously paid: ____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ____________________________________________________________________________

(3)	Filing Party: ____________________________________________________________________________

(4)	Date Filed: ____________________________________________________________________________

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 22, 2002

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of Corporate High Yield Fund, Inc. (“Corporate High Yield”), Corporate High Yield Fund III, Inc. (“Corporate High Yield III”) and MuniAssets Fund, Inc. (“MuniAssets”) (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, August 22, 2002 at 10:00 a.m. for the stockholders of Corporate High Yield, 10:20 a.m. for the stockholders of Corporate High Yield III and 9:40 a.m. for the stockholders of MuniAssets, for the following purposes:
(1)	To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier resignation or removal; and
(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

The Board of Directors of each Fund has fixed the close of business on June 27, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 8, 2002, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting of any Fund in which you owned shares on the Record Date. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors DAVID W. CLAYTON Secretary of Corporate High Yield Fund, Inc. and Corporate High Yield Fund III, Inc. STEPHEN BENHAM Secretary of MuniAssets Fund, Inc.

Plainsboro, New Jersey Dated: July 18, 2002

COMBINED PROXY STATEMENT

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2002 ANNUAL MEETINGS OF STOCKHOLDERS

August 22, 2002

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Corporate High Yield Fund, Inc. (“Corporate High Yield”), Corporate High Yield Fund III, Inc. (“Corporate High Yield III”) and MuniAssets Fund, Inc. (“MuniAssets”) (each a “Fund” and, collectively, the “Funds”), to be voted at the 2002 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, August 22, 2002, at 10:00 a.m. for the stockholders of Corporate High Yield, 10:20 a.m. for the stockholders of Corporate High Yield III and 9:40 a.m. for the stockholders of MuniAssets. The approximate mailing date of this Combined Proxy Statement is July 22, 2002.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Director nominees of each Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on June 27, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, Corporate High Yield had outstanding 24,901,992 shares of common stock, Corporate High Yield III had outstanding 36,396,961 shares of common stock and MuniAssets had outstanding 20,333,910 shares of common stock (collectively, “Common Stock”). To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of the outstanding shares of that Fund’s common stock.

The Board of Directors of each Fund knows of no business other than the election of Directors that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings of Corporate High Yield and Corporate High Yield III, the Directors will be elected to serve until the next annual election of Directors for such Fund and until their successors are elected and qualified. The Director nominees are James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud.

The Board of Directors of MuniAssets, pursuant to the Fund’s By-Laws, is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. The Director nominees for MuniAssets are as follows: James H. Bodurtha for Class I; Terry K. Glenn, Herbert I. London and André F. Perold for Class II; and Roberta Cooper Ramo for Class III. The Director nominees will be elected to serve until the expiration of the term of each nominee’s designated class and until their successors are elected and qualified.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Corporate High Yield and Corporate High Yield III:

All properly executed proxies will be voted “FOR” the nine (9) Director nominees listed above.

For MuniAssets:

All properly executed proxies will be voted
(1)	“FOR” the one (1) Class I Director nominee, James H. Bodurtha, to serve with Joe Grills and Robert S. Salomon, Jr. who were previously elected Class I Directors, until the 2004 Annual Meeting of Stockholders;
(2)	“FOR” the three (3) Class II Director nominees, Terry K. Glenn, Herbert I. London and Andre F. Perold, to serve until the 2005 Annual Meeting of Stockholders; and
(3)	“FOR” the one (1) Class III Director nominee, Roberta Cooper Ramo, to serve with Melvin R. Seiden and Stephen B. Swensrud who were previously elected Class III Directors, until the 2003 Annual Meeting of Stockholders.

The Board of Directors of each Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

2

Certain biographical and other information relating to the nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Funds is set forth below:

Name, Address and Age of Nominee	Position(s) Held with Each Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds(3) and Portfolios Overseen	Public Directorships
Terry K. Glenn (61)* P.O. Box 9011 Princeton, New Jersey 08543-9011	President(1) and Director(2) of each Fund since 1999	Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (the terms “FAM” and “MLIM” include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.	116 registered investment companies consisting of 184 portfolios	None

*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
(1)	Mr. Glenn was elected President of each Fund in 1999 and serves at the pleasure of the Board of Directors. He served as Executive Vice President of Corporate High Yield from 1993 to 1999, of Corporate High Yield III from 1998 to 1999, and of MuniAssets from 1997 to 1999. Mr. Glenn is also a Director of each Fund.
(2)	Serves as Director of Corporate High Yield and as Director of Corporate High Yield III until the applicable Fund’s next annual election of Directors and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72. Serves as Director of MuniAssets until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.
(3)	The complex of funds advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”).

Certain biographical and other information relating to the nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Position(s) Held with Each Fund and Length of Time Served

Name, Address* and Age of Nominee**	Corporate High Yield†	Corporate High Yield III†	MuniAssets††	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (56)	Nominee	Nominee	Nominee	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	39 registered investment companies consisting of 68 portfolios	None

(footnotes on page 6)

3

Position(s) Held with Each Fund and Length of Time Served

Name, Address* and Age of Nominee**	Corporate High Yield†	Corporate High Yield III†	MuniAssets††	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Joe Grills (67)	Director since 1994	Director since 1998	Director since 1994	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’ s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	42 registered investment companies consisting of 71 portfolios	Kimco Realty Corporation

(footnotes on page 6)

4

Position(s) Held with Each Fund and Length of Time Served

Name, Address* and Age of Nominee**	Corporate High Yield†	Corporate High Yield III†	MuniAssets††	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Herbert I. London (63)	Nominee	Nominee	Nominee	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	39 registered investment companies consisting of 68 portfolios	None

André F. Perold (50)	Nominee	Nominee	Nominee	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback, Inc. since 2000; Director, Sanlam Limited since 2001; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.	39 registered investment companies consisting of 68 portfolios	None

Roberta Cooper Ramo (59)	Nominee	Nominee	Nominee	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	39 registered investment companies consisting of 68 portfolios	None

(footnotes on page 6)

5

Position(s) Held with Each Fund and Length of Time Served

Name, Address* and Age of Nominee**	Corporate High Yield†	Corporate High Yield III†	MuniAssets††	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Robert S. Salomon, Jr. (65)	Director since 1996	Director since 1998	Director since 1996	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	42 registered investment companies consisting of 71 portfolios	None

Melvin R. Seiden (71)	Director since 1993	Director since 1998	Director since 1993	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	42 registered investment companies consisting of 71 portfolios	None

Stephen B. Swensrud (69)	Director since 1993	Director since 1998	Director since 1993	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	42 registered investment companies consisting of 71 portfolios	None

*	The address of each Director nominee is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each nominee and each Director is a director, trustee or member of an advisory board of certain other investment companies for which FAM or its affiliate, MLIM, acts as an investment adviser and is a member of the Audit Committee of each Fund for which he or she currently serves as a director and will be a member of each Fund’s Audit Committee if elected a Director.
†	Each Director of Corporate High Yield and of Corporate High Yield III serves until the next annual election of Directors of the applicable Fund and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in that Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
††	Each Director of MuniAssets serves until the expiration of the term of his or her designated class and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Audit Committee Report

The Board of Directors of each Fund has a standing Audit Committee (each, a “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Grills, Salomon, Seiden and Swensrud are members of each Committee. The principal

6

responsibilities of each Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls.

Each Fund has adopted an Audit Committee Charter (the “Charter”), which is attached as Exhibit A to this Combined Proxy Statement. Each Fund’s Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte &Touche LLP (“D&T”), independent auditors for each Fund, and (b) discussed with D&T certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Fund’s Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on July 10-11, 2002, each Fund’s Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or D&T. The Committees received no such notifications. At the same meeting, each Committee recommended to the Board of Directors that each Fund’s audited financial statements for its fiscal year ended May 31, 2002 be included in the Fund’s Annual Report to Stockholders.

In addition to the above, each Fund’s Committee also reviews and nominates candidates to serve as non-interested Directors. The Committees generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s fiscal year ended May 31, 2002, the Board of Directors held four meetings and the Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, the total number of meetings of the Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the

7

Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers of and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each Director who is not affiliated with FAM (each a “non-interested Director”) an annual fee for each in-person Board of Directors meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at such meetings. Each Fund also pays each member of its Committee, which consists of all the non-interested Directors, an annual fee plus a fee for each in-person meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The table below sets forth certain information with respect to fees and expenses paid by each Fund to non-interested Directors:

	Board		Audit Committee		Aggregate Fees and Expenses Paid During the Fiscal Year Ended May 31, 2002
Fund	Annual Fee	Per Meeting Fee*	Annual Fee	Per Meeting Fee*
Corporate High Yield	$1,525	$400	$1,525	$400	$46,224
Corporate High Yield III	$1,950	$450	$1,950	$450	$54,683
MuniAssets	$1,300	$300	$1,300	$300	$36,676

*	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

8

The following tables set forth for the fiscal year ended May 31, 2002 compensation paid by each Fund to its non-interested Directors and, for the calendar year ended December 31, 2001, the aggregate compensation paid by FAM/MLIM-Advised Funds to each non-interested Director.

Corporate High Yield: Aggregate

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Joe Grills*	Director	$9,900	None	None	$259,500
Robert S. Salomon, Jr.	Director	$9,900	None	None	$222,000
Melvin R. Seiden	Director	$9,900	None	None	$222,000
Stephen B. Swensrud	Director	$9,900	None	None	$406,083

* Chairman of the Fund’s Committee.

Corporate High Yield III:

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Joe Grills*	Director	$11,700	None	None	$259,500
Robert S. Salomon, Jr.	Director	$11,700	None	None	$222,000
Melvin R. Seiden	Director	$11,700	None	None	$222,000
Stephen B. Swensrud	Director	$11,700	None	None	$406,083

* Chairman of the Fund’s Committee.

MuniAssets:

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Joe Grills*	Director	$7,800	None	None	$259,500
Robert S. Salomon, Jr.	Director	$7,800	None	None	$222,000
Melvin R. Seiden	Director	$7,800	None	None	$222,000
Stephen B. Swensrud	Director	$7,800	None	None	$406,083

* Chairman of the Fund’s Committee.

9

Officers of the Funds

Each Fund’s Board of Directors has elected several officers. The following sets forth information concerning each of these officers:

Position(s) Held with Each Fund and Length of Time Served**
Name, Address* and Age of Officer	Corporate High Yield	Corporate High Yield III	MuniAssets	Principal Occupation During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen
Terry K. Glenn (61)	President since 1999†	President since 1999†	President since 1999†	Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and MLIM; President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988; Director of FDS since 1985.	116 registered investment companies consisting of 184 portfolios

Kenneth A. Jacob (51)	N/A	N/A	Senior Vice President since 1993	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	38 registered investment companies consisting of 61 portfolios

Elizabeth M. Phillips (52)	Vice President since 1993	Vice President since 1998	N/A	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	5 registered investment companies consisting of 5 portfolios

Donald C. Burke (42)	Vice President since 1993 and Treasurer since 1999	Vice President since 1998 and Treasurer since 1999	Vice President since 1993 and Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	117 registered investment companies consisting of 185 portfolios

Theodore R. Jaeckel, Jr. (42)	N/A	N/A	Vice President since 1997	Director (Tax-Exempt Fund Management) of FAM and MLIM since 1997 and Vice President thereof from 1991 to 1997.	6 registered investment companies consisting of 19 portfolios

(footnotes on following page)

10

Position(s) Held with Each Fund and Length of Time Served**
Name, Address* and Age of Officer	Corporate High Yield	Corporate High Yield III	MuniAssets	Principal Occupation During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen
John M. Loffredo (38)	N/A	N/A	Vice President since 1998	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios

B. Daniel Evans (56)	Vice President since 2002	Vice President since 2002	N/A	Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.	4 registered investment companies consisting of 4 portfolios

Stephen Benham (43)	N/A	N/A	Secretary since 2002	Vice President of MLIM since 2000; Associate, Kirkpatrick & Lockhart LLP from 1997 to 2000.	17 registered investment companies consisting of 46 portfolios

David W. Clayton (35)	Secretary since 2002	Secretary since 2002	N/A	Vice President of MLIM since 2000; attorney in private practice from 1995 to 2000	11 registered investment companies consisting of 9 portfolios

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
+	Mr. Glenn was elected President of each Fund in 1999. He served as Executive Vice President of Corporate High Yield from 1993 to 1999, of Corporate High Yield III from 1998 to 1999, and of MuniAssets from 1997 to 1999. Mr. Glenn is also a Director of each Fund.

11

Stock Ownership

Information relating to the stock ownership of each nominee and each Director in each Fund and in all registered FAM/MLIM-Advised Funds overseen by such nominee or Director is set forth below:

Aggregate Dollar Range of Equity in the Fund and Number of Shares Owned
	Corporate High Yield	Corporate High Yield III	MuniAssets	Aggregate Dollar Range of Securities in All FAM/MLIM- Advised Funds Overseen by Each Director or Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	$1-$10,000	None	over $100,000	over $100,000
	1,148 shares		8,610 shares
Non-Interested Directors and Nominees:
James H. Bodurtha	None	None	None	over $100,000
Joe Grills	None	None	None	over $100,000
Herbert I. London	None	None	None	None
André F. Perold	None	None	None	None
Roberta Cooper Ramo	None	None	None	$50,000 - $100,000
Melvin R. Seiden	None	None	None	$1 - $10,000
Robert S. Salomon, Jr.	None	None	None	None
Stephen B. Swensrud	None	None	None	None

As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. As of the Record Date, no non-interested Director or nominee or his or her respective immediate family members, owned beneficially or of record any securities of ML & Co. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

For each of Corporate High Yield and MuniAssets, a majority of the Fund’s common stock entitled to vote at the Meeting, present in person or by proxy constitutes a quorum; for Corporate High Yield III, one-third of the Fund’s common stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by

12

mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $500 for each Fund.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the nominees. In the case of Corporate High Yield and Corporate High Yield III, approval with respect to the election of Directors (Item 1) will require the affirmative vote of a plurality of the votes cast by each Fund’s stockholders, in person or by proxy, at a meeting at which a quorum is present and duly constituted. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. In the case of MuniAssets, assuming a quorum is present at the Meeting, the election of Directors will require the affirmative vote of a majority of the total votes cast by the stockholders represented at the Meeting and entitled to vote.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on Item 1 (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Common Stock represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to D&T for each Fund’s fiscal year ended May 31, 2002 for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in each Fund’s report to stockholders; (ii) all other audit related services provided to each Fund; and (iii) all non-audit services provided to each Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For each Fund’s fiscal year ended May 31, 2002, the independent auditors did

13

not render any professional services for financial information systems design and implementation services to the Funds, FAM or entities controlling, controlled by or under common control with FAM that provide services to the Funds. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees
Corporate High Yield	$36,200	$19,700	$5,120,200
Corporate High Yield III	$36,200	$19,700	$5,120,200
MuniAssets	$31,000	$ 4,700	$5,120,200

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2003 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in August 2003, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by March 20, 2003. The persons named as proxies in the proxy materials for the 2003 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 9, 2003. Written proposals and notices should be sent to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors DAVID W. CLAYTON Secretary of Corporate High Yield Fund, Inc. and Corporate High Yield Fund III, Inc. STEPHEN BENHAM Secretary of MuniAssets Fund, Inc.

Dated: July 18, 2002

14

Exhibit A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS*

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;
(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;
(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;
(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and
(e)	(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:

(a)	in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;
(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and
(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

*	Adopted by each of Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc. and MuniAssets Fund, Inc.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;
(b)	to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;
(c)	to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;
(d)	to review the fees charged by independent accountants for audit and other services;
(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;
(f)	to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;
(g)	to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;
(h)	to report to the Board of Directors regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;
(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;
(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;
(k)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

2

(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and
(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000 Revised April 11, 2001

3

APPENDIX A

CORPORATE HIGH YIELD FUND, INC.
CORPORATE HIGH YIELD FUND III, INC.
MUNIASSETS FUND, INC.

COMMON STOCK

CORPORATE HIGH YIELD FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and David W. Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual or nominee, strike a line through the nominee’s name in the list below.) James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND III, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and David W. Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund III, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual or nominee, strike a line through the nominee’s name in the list below.) James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the “Fund”) held of record by the undersigned on June 27, 2002 at the annual meeting of stockholders of the Fund to be held on August 22, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual or nominee, strike a line through the nominee’s name in the list below.)

Class I Nominee to serve until the 2004 Annual Meeting of Stockholders:	James H. Bodurtha

Class II Nominees to serve until the 2005 Annual Meeting of Stockholders:	Terry K. Glenn, Herbert I. London and André F. Perold

Class III Nominee to serve until the 2003 Annual Meeting of Stockholders:	Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2002

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

\